UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 4, 2004

                          DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

       New York                     333-18221             13-2997911
(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)

        1436 Lancaster Avenue, Berwyn, Pennsylvania         19312-1288
         (Address of principal executive offices)          (zip code)


                                 (610) 296-3400
              (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On November 4, 2004 Dollar Financial Group, Inc. (the "Company") held an investor conference call. A copy of the transcript of that call is furnished as
Exhibit 99.1.

     The investor conference call included one or more "non-GAAP financial measures" within the meaning of the Securities and Exchange Commission's Regulation G. With respect to each such non-GAAP financial measure, the Company disclosed during the investor conference call the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") and provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

     These non-GAAP financial measures, specifically Adjusted EBITDA, have been presented by management as one means of analyzing the Company's ability to service its debt and capital expenditure requirements. Furthermore, management understands that Adjusted EBITDA is used by some investors as one measure of a company's historical ability to service its debt and capital expenditure requirements.

     The information in this Current Report on Form 8-K, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

      Exhibit No. Description

      99.1        Transcript of the Company's November 4,
                  2004 investor conference call.


                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DOLLAR FINANCIAL GROUP, INC.
                                    a New York corporation



                                    By: /s/ Randy Underwood
                                        ----------------------
                                    Name:  Randy Underwood
                                    Title: Executive Vice
                                           President and
                                           Chief Financial Officer

Date: November 10, 2004



                                  EXHIBIT INDEX

Exhibit No.  Description

99.1         Transcript of the Company's November 4,
                  2004 investor conference call.